UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 22, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 22,755,705 shares of the Company’s common stock outstanding and entitled to vote as of the May 11, 2017, record date, 20,662,855 shares were present at the Annual Meeting in person or by proxy. The following proposals were voted on at the Annual Meeting:

Proposal 1 – The stockholders elected all of the Company’s nominees for election to the Company’s Board of Directors. The results of the number of shares voted were as follows:

Director Name	For	Withheld	Broker Non-Votes
David Dreyer	9,924,640	6,420,449	4,317,766
Gregg Lehman	11,381,664	4,963,425	4,317,766
Darrell Montgomery	12,862,083	3,483,006	4,317,766
Christopher Sansone	12,865,883	3,479,206	4,317,766
Scott Shuda	12,994,133	3,350,956	4,317,766
Joseph Whitters	9,730,956	6,614,133	4,317,766

Proposal 2 – Approval, by advisory vote, of the compensation of the Company’s named executive officers was approved based on the number of shares voted as follows:

Shares
For:	12,780,203
Against:	3,029,358
Abstain:	535,528
Broker non-votes:	4,317,766

Proposal 3 – The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The results of the number of shares voted were as follows:

Shares
For:	17,971,535
Against:	750,203
Abstain:	1,941,117
Broker non-votes:	—

Item 8.01	Other Events.

On June 22, 2017, the Company issued a press release to provide additional information on newly elected members of the Company’s Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release of InfuSystem Holdings, Inc., dated June 22, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Trent N. Smith
Name: Trent N. Smith Title: Executive Vice President, Chief Accounting Officer and Corporate Controller

Dated: June 22, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of InfuSystem Holdings, Inc., dated June 22, 2017.